 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 2, 2007

HAMPTONS LUXURY HOMES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49993	11-3320705
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

PO Box 871, 367 Butter Lane, Bridgehampton, NY 11932

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code 631-537-1600

___________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 2, 2007, Hamptons Luxury Homes, Inc. issued a news release reporting that it entered into a new sales referral program with Edwin Fishel Tuccio Real Estate, Inc. in New York.  A copy of the news release is attached to this Current Report as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

99.1

News release of Hamptons Luxury Homes, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPTONS LUXURY HOMES, INC. /s/ Roy Dalene _______________________________________________ Name: Roy Dalene Title: Chief Executive Officer

Date: March 2, 2007

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